FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                             SECURITIES ACT OF 1934

         Date of Report (Date of earliest event reported): July 14, 2004

                          THE HARTCOURT COMPANIES INC.
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             (Exact name of registrant as specified in its charter.)


       Utah                           001-12671                   87-0400541
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(State of incorporation       (Commission File Number)         (I.R.S. Employee
  or organization)                                           Identification No.)



              911 E. Colorado Blvd. Third Floor Pasadena, CA 91106
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                    (Address of principal executive offices)

                                 (626) 844 2437)
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Item 1. Changes in Control of Registrant

On July, 14, 2004, the founder of Hartcourt, Dr. Alan Phan, converted his 1,000 shares of preferred stock into 2,000,000 shares of restricted common stock of Hartcourt.

The original preferred shares entitled Dr. Alan Phan to appoint three-fifth of the members of the board of directors.

Item 7. Financial Statements and Exhibits

Exhibit      Description
-------      ---------------------------------------
99.1         News Release of July 14, 2004


                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THE HARTCOURT COMPANIES INC.



Dated: July 16, 2004                               By: /s/ Carrie Hartwick
                                                   -----------------------------
                                                   Carrie Hartwick
                                                   Chief Executive Officer